                           ----------------------------
                                 MAIRS AND POWER

                                GROWTH FUND, INC.
                           ----------------------------


-------------------------------------------------------------------------------
2ND QUARTER REPORT
June 30, 1999

To Our Shareholders:                                             August 27, 1999

SECOND QUARTER RESULTS

     On June 30, 1999, the net asset value per share of Mairs and Power Growth Fund was $101.63, a 10.0% increase from the year-end valuation after adjustment for reinvestment of the June dividend. This compares with returns of 12.3% for the Standard and Poor's 500 Stock Index and 8.5% for the Russell 2000. For the ten year period ending June 30, the Fund registered a 20.1% average annual return, outpacing returns of 18.8% for the Standard and Poor's 500 Stock Index and 12.4% for the Russell 2000, as well as 15.0% for the average U.S. stock fund.

     FORBES magazine, in the August 23 issue, presented its annual survey of mutual funds covering 1,200 funds. The survey includes a list of twenty stock funds designated Best Buys based on three things that matter: risk, returns and costs. For the third consecutive year, Mairs and Power Growth Fund appeared on this list. These twenty funds were also ranked for tax efficiency and the Fund was one of only two that received an A grade in that category. SMART MONEY magazine featured the Best Mutual Funds in its September issue. Twenty-six stock funds were designated finalists in that survey based on performance, tax efficiency, management experience and low expenses. Mairs and Power Growth Fund ranked 8th out of these twenty-six funds.

     The U.S. economy continues its remarkable performance. During the first six months of the year, Gross Domestic Product rose at an annual rate of 3.1% after adjustment for inflation. Consumer spending and business investment remain strong with leading indicators of future activity pointing to solid growth during the balance of the year. The economy is now in the ninth year of expansion and economists are in general agreement that growth should continue at least through next year. The inflation component of G.D.P. registered a 1.5% annual rate of increase during the six month period, reflecting an overall absence of inflationary pressures. However, the Federal Reserve Board has taken two steps in recent weeks to raise short term interest rates, partially reversing the reductions made in late 1998 during a period of global distress.

     Stock prices have risen this year, properly reflecting investor confidence in the durability of the economic and profit expansions. Corporate earnings have been robust and have generally been meeting or exceeding expectations. Intense world-wide competition has prevented companies from boosting earnings through price increases which has encouraged cost-cutting through innovation and heavy investment in information technology. This, in turn, has increased productivity, which holds inflation at bay. While the stock market is always subject to periodic corrections, we believe that solid earnings growth should provide an upward bias to stock prices in the final months of the year.

                                                                 George A. Mairs
                                                                       President

SCHEDULE OF INVESTMENTS                                           JUNE 30, 1999
-------------------------------------------------------------------------------

   NUMBER OF                                                         MARKET
    SHARES                    COMMON STOCKS                          VALUE
  -----------    ----------------------------------------        --------------
                 CHEMICAL  6.5%
   510,000       Ecolab, Inc.                                    $ 22,248,750
   222,500       H. B. Fuller                                      15,213,437
                                                                 ------------
                                                                   37,462,187
                                                                 ------------
                 CONSUMER  10.2%
   247,000       General Mills, Inc.                               19,852,625
   490,000       Hormel Foods                                      19,722,500
   282,610       Jostens, Inc.                                      5,952,473
   345,800       The Toro Company                                  13,615,875
                                                                 ------------
                                                                   59,143,473
                                                                 ------------
                 DRUGS AND HOSPITAL SUPPLIES  9.7%
   282,000       Baxter International, Inc.                        17,096,250
   215,000       Johnson & Johnson                                 21,070,000
   166,000       Pfizer Inc.                                       18,218,500
                                                                 ------------
                                                                   56,384,750
                                                                 ------------
                 FINANCIAL  15.5%
   330,000       ReliaStar Financial Corporation                   14,437,500
   426,000       St. Paul Companies, Inc.                          13,552,125
   640,000       TCF Financial Corporation                         17,840,000
   540,000       US Bancorp                                        18,360,000
   600,000       Wells Fargo & Company                             25,650,000
                                                                 ------------
                                                                   89,839,625
                                                                 ------------
                 INFORMATION SERVICES  8.8%
   470,000       Deluxe Corp.                                      18,300,625
   981,500       Merrill Corporation                               14,231,750
   538,400       National Computer Systems Inc.                    18,171,000
                                                                 ------------
                                                                   50,703,375
                                                                 ------------
                 MEDICAL DEVICES  6.8%
   326,000       Medtronic, Incorporated                           25,387,250
   395,000       St. Jude Medical, Inc. *                          14,071,875
                                                                 ------------
                                                                   39,459,125
                                                                 ------------
                 RETAILING  6.7%
   348,000       Dayton Hudson Corporation                         22,620,000
   628,000       SUPERVALU Inc.                                    16,131,750
                                                                 ------------
                                                                   38,751,750
                                                                 ------------
                 TECHNOLOGY  16.8%
   400,000       Ceridian *                                        13,075,000
   308,050       Emerson Electric Co.                              19,368,644
   210,000       Honeywell Inc.                                    24,333,750
 1,202,100       MTS Systems Corporation                           14,650,594
   213,000       Minnesota Mining & Manufacturing Company          18,517,687
   618,500       TSI Inc.                                           7,190,063
                                                                 ------------
                                                                   97,135,738
                                                                 ------------
                 TELECOMMUNICATIONS  4.4%
   554,000       ADC Telecommunications Inc. *                     25,241,625
                                                                 ------------

                 OTHER INDUSTRIALS  13.6%
   384,000       Bemis Company, Inc.                               15,264,000
   892,300       BMC Industries, Inc.                               9,201,844
   450,000       Burlington Northern Santa Fe                      13,950,000
   534,800       Donaldson Company, Inc.                           13,102,600
   609,850       Graco Inc.                                        17,914,344
   265,800       Imation Corporation *                              6,595,162
    74,200       The Valspar Corporation                            2,819,600
                                                                 ------------
                                                                   78,847,550
                                                                 ------------
                 TOTAL COMMON STOCKS  99.0%                      $572,969,198
                                                                 ------------
                 OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%        5,852,914
                                                                 ------------
                 NET ASSETS  100%                                $578,822,112
                                                                 ------------
                                                                 ------------


*Non-income producing

STATEMENT OF NET ASSETS                                                                           AT JUNE 30, 1999
------------------------------------------------------------------------------------------------------------------
ASSETS
Investments as annexed, at market value (cost $392,144,719)......................................   $  572,969,198
Cash.............................................................................................        5,457,634
Dividends and interest receivable................................................................          509,583
Receivables for securities sold, not yet delivered...............................................          248,792
Prepaid expense..................................................................................            7,114
                                                                                                    --------------
                                                                                                       579,192,321
LIABILITIES
Accrued management fee.................................................     $  285,051
Accrued custodian and transfer agent fee...............................         85,158
Payable for securities purchased, not yet received.....................              0                     370,209
                                                                           -----------              --------------
NET ASSETS
Equivalent to $101.63 per share on 5,695,339 shares outstanding..................................   $  578,822,112
                                                                                                    --------------
                                                                                                    --------------
STATEMENT OF CHANGES IN NET ASSETS                                          FOR THE SIX MONTHS ENDED JUNE 30, 1999
------------------------------------------------------------------------------------------------------------------
NET ASSETS, December 31, 1998....................................................................   $  580,460,523
Net investment income, per statement below.............................   $  2,365,235
Reversal of Capital Gain Distribution Paid.............................          1,660
Distribution to Shareholders...........................................     (1,992,917)                    373,978
                                                                          ------------
Fund shares issued and repurchased:
   Received for 401,998 shares issued..................................     37,596,678
   Paid for 969,492 shares repurchased.................................    (90,542,826)                (52,946,148)
                                                                          ------------
Increase in unrealized net appreciation (depreciation) of investments............................       25,668,776
Net gain (or loss) realized from sales of securities.............................................       25,264,983
                                                                                                    --------------
NET ASSETS, June 30, 1999........................................................................   $  578,822,112
                                                                                                    --------------
                                                                                                    --------------
STATEMENT OF NET INVESTMENT INCOME                                          FOR THE SIX MONTHS ENDED JUNE 30, 1999
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................................................................     $  4,430,006
Interest.........................................................................................          189,414
                                                                                                    --------------
                                                                                                         4,619,420
EXPENSES
Management fee (Note A)................................................   $  1,686,278
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A).................................        285,325
Legal and auditing fees and expenses...................................         15,934
Insurance..............................................................          6,690
Other Fees and Expenses................................................        259,958                   2,254,185
                                                                          ------------              --------------
NET INVESTMENT INCOME............................................................................     $  2,365,235
                                                                                                    --------------
                                                                                                    --------------

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was also paid to Firstar Mutual Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) Each director of the Fund not affiliated with Mairs and Power, Inc. received $10,800 compensation for meetings attended during this six month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the six months ended June 30, 1999 aggregated $8,852,140 and $50,297,013 respectively.

                          ----------------------------
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                          ----------------------------

                                 A NO-LOAD FUND
           W-1420 First National Bank Building, 332 Minnesota Street,
                         St. Paul, Minnesota 55101-1363
                                  651-222-8478
                      Shareholder Information: 800-304-7404

SUMMARY OF FINANCIAL INFORMATION
-------------------------------------------------------------------------------
This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may result from an investment made in the Fund today.

                                                                                  PER SHARE
                                                                ---------------------------------------------
                                                                               DISTRIBUTIONS       DIVIDENDS
                                                                                OF REALIZED        FROM NET
                              SHARES            TOTAL NET       NET ASSET        SECURITIES       INVESTMENT
           DATES           OUTSTANDING            ASSETS          VALUE            GAINS            INCOME
       -------------       -----------        ------------      ---------      -------------      -----------
       Dec. 31, 1979           914,635        $ 14,104,765       $15.42               -             $0.45
       Dec. 31, 1980           840,882          14,540,014        17.29               -              0.55
       Dec. 31, 1981           861,678          13,148,158        15.26            $0.74             0.60
       Dec. 31, 1982           850,942          16,784,217        19.72             0.58             0.50
       Dec. 31, 1983           881,592          18,972,177        21.52             0.70             0.48
       Dec. 31, 1984           872,069          17,304,204        19.84             0.76             0.46
       Dec. 31, 1985           856,738          21,553,457        25.16             0.86             0.46
       Dec. 31, 1986           893,850          22,235,453        24.88             2.74             0.40
       Dec. 31, 1987           914,139          19,816,097        21.68             2.29             0.48
       Dec. 31, 1988           929,039          20,630,251        22.21             1.21             0.41
       Dec. 31, 1989           866,584          22,630,081        26.11             1.83             0.43
       Dec. 31, 1990           867,432          22,501,587        25.94             0.70             0.42
       Dec. 31, 1991           904,023          31,440,529        34.78             1.58             0.39
       Dec. 31, 1992           956,814          34,363,306        35.91             1.16             0.40
       Dec. 31, 1993         1,006,285          39,081,010        38.84             1.22             0.43
       Dec. 31, 1994         1,064,019          41,889,850        39.37             0.98             0.65
       Dec. 31, 1995         1,245,325          70,536,880        56.64             1.51             0.56
       Dec. 31, 1996         2,161,246         150,161,759        69.48             1.39             0.71
       Dec. 31, 1997         4,760,515         412,590,619        86.67             1.69             1.00
       Dec. 31, 1998         6,262,832         580,460,523        92.68             1.36             0.72
       Jun. 30, 1999         5,695,339         578,822,112       101.63               -              0.35

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
          THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED
                         JUNE 30,1999) ARE AS FOLLOWS:

--------------------------------------------------------------------------------
   1 YEAR: 12.3%               5 YEARS: +25.6%                 10 YEARS: +20.1%
--------------------------------------------------------------------------------

           PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL
       VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
       WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
--------------------------------------------------------------------------------

                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------
  George A. Mairs, III         William B. Frels            Peter G. Robb
President and Director     Secretary and Director    Vice-President and Director


   Lisa J. Hartzell            Charlton Dietz            Donald E. Garretson
       Treasurer                  Director                    Director

                           J. Thomas Simonet
                                Director